MERRILL LYNCH
GLOBAL BOND
FUND

For Investment and
Retirement



Annual Report

December 31, 2000




FUND LOGO



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Global Bond Fund
For Investment
And Retirement
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper




Merrill Lynch Global Bond Fund for Investment and Retirement


PORTFOLIO INFORMATION (unaudited)


Type of Issues*
As of December 31, 2000

A chart depicting the following percentages:

Financial Services--8.6%
Supranational--11.9%
Computers & Technology--1.6%
Mortgage Banks--1.6%
Sovereign Government Obligations--51.2%
US Government & Agency Obligations--19.8%
Telecommunications--3.7%
Commercial Paper--0.6%


Geographical Diversification*
As of December 31, 2000

A chart depicting the following percentages:

Australia--1.0%
Canada--3.0%
France--3.7%
Netherlands--4.1%
Austria--0.5%
Italy--6.1%
Germany--10.1%
United States--30.6%
United Kingdom--6.0%
Sweden--1.1%
Spain--4.7%
Finland--4.3%
Denmark--1.5%
Luxembourg--1.3%
Japan--21.0%


Maturity of Investments*
As of December 31, 2000

A chart depicting the following percentages:

0-1 yr--4.9%
1 yr-5 yrs--41.91%
5yrs-10yrs--32.93%
10yrs+--20.21%

*Percent of net assets may not equal 100%.



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 2000


DEAR SHAREHOLDER


Fiscal Year in Review
For the year ended December 31, 2000, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +0.52%, -0.38%, -0.32% and +0.27%, respectively. This compared to a total return of +2.34% for the unmanaged J.P. Morgan Global Government Bond Index for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4-6 of this report to shareholders.) Factors contributing to the Fund's underperformance of the benchmark during 2000 were our underweighted position in Japanese government bonds relative to the Index and an underweighted position in the US bond market throughout the first half of the year. During the fourth quarter, we implemented a long-duration position in US Treasury securities and moved to an overweighted exposure in the euro. Although these strategies contributed positively to Fund performance, they were not sufficient to offset the negative impact of our Japanese position.

Market Review
Overall, international fixed-income yields decreased on expectations of a slowdown in global economic growth. Since our last report to shareholders dated June 30, 2000, the Federal Reserve Board successfully slowed the pace of economic expansion in the United States, with third-quarter 2000 gross domestic product (GDP) growth of 2.2%. The major factors influencing GDP were gains in productivity and business investment. Increased oil prices and wage pressures led to a rise in the consumer price index (CPI), which stood at 3.4% at December 31, 2000. The US bond market performed well on the expectation of a decrease in Treasury supply and the belief that the US economy is bound for a soft landing. The 10-year US Government bond yield moved below 5.15% by the end of December.

In the Eurozone, the European Central Bank (ECB) increased the Refinance Rate by 0.50% over the past six months to 4.75%. These moves were intended to limit the risks to price stability caused by a weakened euro. Private consumption and foreign demand contributed to Eurozone GDP growth of 3.4% for the third quarter of 2000. The inflation rate of 2.9% was largely influenced by higher energy and import prices. Expectations of a temporary decline in economic activity caused German 10-year sovereign yields to decrease, closing the period at 4.85%.

In Japan, an increase in exports and private demand were the main catalysts for GDP growth of 1.6% over the past six months. The December Tankan report showed a slight deterioration in the country's economic outlook. On August 11, 2000, the Bank of Japan raised the target rate for overnight lending to 0.25%. This move effectively ended the "zero interest rate" policy. Downward pressure on domestic prices caused the rate of inflation to stay below 0%. Weakness in the equity market and an uncertain Japanese political environment precipitated a rally in the bond market. After reaching a high of 1.97% in September, the 10-year Japanese government bond yield closed the year at 1.63%.

The primary focus in foreign exchange for most of this past year has been the decline in the value of the euro, which posted new lifetime lows against the US dollar, Japanese yen and British pound. Large capital outflows resulting from mergers and acquisitions and extraordinary US economic expansion added to the euro's troubles. In October, the Group of Seven Industrialized Nations purchased euros in support of the European Single Currency. The ECB continued to intervene in an effort to establish a floor for the euro near 0.85 compared to the US dollar. At the end of the period, the US dollar appeared to be having trouble maintaining its gains against the euro. US economic growth also slowed more than anticipated, setting the stage for a potential hard landing. As a result, the convergence of GDP levels between the Eurozone and the United States helped to end the euro's decline.

After appreciating to 102.78 at the close of the Japanese fiscal year in March, the yen weakened to 114.41 by the end of December. An accommodative monetary policy in Japan and concerns over the sustainability of the economic recovery had a negative impact on the yen's value compared to the US dollar.

High oil prices throughout 2000 had a dampening effect on the global economy. At an extraordinary meeting in June, member states of the Organization of Petroleum Exporting Countries (OPEC) agreed to an oil production increase of approximately 3%. Oil prices returned to a more comfortable range of $25--$30 per barrel during the last quarter of 2000. This should benefit the economies of regions most dependent on oil imports, such as Western and Eastern Europe. Exporters such as Norway and Russia are likely to see a deterioration in trade as exports decline.

Economic Outlook
It has become increasingly apparent that world economic growth is slowing as a result of higher energy prices and weakened global equity markets. Disappointing corporate earnings, lower consumer confidence and a reduction in the wealth effect could have a continued negative impact on the major economies. Looking ahead, the key issue will be the reaction of the central banks to these evolving market conditions.

During the past year, the Federal Reserve Board was committed to reducing the economic growth rate in the United States to a more sustainable level. The beginning of the period was dominated by the consensus view of another 25 basis point (0.25%) increase in official rates by year-end. Subsequent data showed clear signs of an economic slow-down in the United States, and the Federal Reserve Board was expected to lower interest rates early in the new year. Indeed, the first interest rate cut of 50 basis points came on January 3, 2001, lowering the Federal Funds target to 6%. Higher interest rates in the Eurozone have led to deteriorating demand across the region. This should allow European Monetary Union policymakers to keep the Refinance Rates stable during the first quarter of 2001. The Japanese recovery should gradually move ahead. We anticipate the Bank of Japan will keep interest rates on hold in order to assess the effects of raising the target level for overnight lending by a quarter of a percent.

Currency Outlook
In the long term, the US dollar could be restrained by the large US account deficit and a weaker-than-expected economy. The improving cyclical position of the Eurozone economy, upward revisions to interest rate expectations and a calmer political atmosphere in Europe should have a positive impact on the euro. Interest rate differentials and the desire on the part of Japanese policymakers for a weaker exchange rate could provide a foundation for additional US dollar strength compared to the yen.

Strategy Review
Given our outlook for a deceleration in economic activity and downward pressure on yields, we anticipate maintaining our current long duration exposure in the dollar bloc. The Fund will remain short duration in Japan as a result of an increase in the volume of new-security issuance and in expectation of modest economic recovery. In order to protect the Fund from extreme exchange rate volatility versus the benchmark, we will use a variety of hedging strategies to protect our downside risk.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Edward F. Gobora)
Edward F. Gobora
Portfolio Manager


January 31, 2001


We are pleased to announce that Edward F. Gobora is responsible for the day-to-day management of Merrill Lynch Global Bond Fund for Investment and Retirement. Mr. Gobora has been employed by Merrill Lynch Investment Managers, L.P. since 1988 and has managed international bond portfolios and currency funds. Mr. Gobora is currently Global Head of Currency Management and Senior Portfolio Manager in the Global Fixed-Income Department.


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 2000


PROXY RESULTS

During the six-month period ended December 31, 2000, Merrill Lynch Global Bond Fund for Investment and Retirement's shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on July 25, 2000. With respect to Proposal 3, it was withdrawn on January 30, 2001 because it received insufficient votes to approve or disapprove. The description of each proposal and number of shares voted are as follows:

                                                                                                   Shares Voted
                                                                                                       For
1. To elect the Fund's Board of Directors:      Terry K. Glenn                                      10,845,414
                                                Ronald W. Forbes                                    10,842,250
                                                Cynthia A. Montgomery                               10,844,804
                                                Charles C. Reilly                                   10,844,668
                                                Kevin A. Ryan                                       10,844,565
                                                Roscoe S. Suddarth                                  10,846,326
                                                Richard R. West                                     10,845,633
                                                Arthur Zeikel                                       10,836,529
                                                Edward D. Zinbarg                                   10,842,496

                                                                     Shares Voted   Shares Voted   Shares Voted      Broker
                                                                         For          Against        Abstain        Non-Vote
2. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors for the current fiscal year.           10,631,583        70,643       579,472           --

3. To approve to convert the Fund to "master/feeder" structure.        5,749,250      305,103        562,660       4,923,793


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 2000


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual Total Return


                                 % Return Without    % Return With
                                   Sales Charge       Sales Charge**

Class A Shares*

One Year Ended 12/31/00               +0.52%            -3.50%
Five Years Ended 12/31/00             +2.22             +1.39
Ten Years Ended 12/31/00              +5.43             +5.01

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                    % Return            % Return
                                   Without CDSC         With CDSC**

Class B Shares*

One Year Ended 12/31/00               -0.38%            -4.22%
Five Years Ended 12/31/00             +1.43             +1.43
Ten Years Ended 12/31/00              +4.63             +4.63

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return           % Return
                                   Without CDSC       With CDSC**

Class C Shares*

One Year Ended 12/31/00               -0.32%            -1.28%
Five Years Ended 12/31/00             +1.37             +1.37
Inception (10/21/94)
through 12/31/00                      +2.74             +2.74

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                 % Return Without    % Return With
                                   Sales Charge       Sales Charge**

Class D Shares*

One Year Ended 12/31/00               +0.27%            -3.74%
Five Years Ended 12/31/00             +1.97             +1.14
Inception (10/21/94)
through 12/31/00                      +3.35             +2.68

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 2000


PERFORMANCE DATA (continued)

Total Return Based on a $10,000 Investment

A line chart depicting the Gorwth of Merrill Lynch Global Bond
Fund's Class A and Class B Shares compared to growth of the JP
Morgan Global Government Index. Beginning and ending values are:

                                  12/90             12/00
ML Global Bond Fund++--
Class A Shares*                  $10,000           $16,296

ML Global Bond Fund++--
Class B Shares*                  $ 9,600           $15,718

JP Morgan Global
Government Bond Index++++        $10,000           $19,419


A line chart depicting the Gorwth of Merrill Lynch Global Bond
Fund's Class C and Class D Shares compared to growth of the JP
Morgan Global Government Index. Beginning and ending values are:

                                10/21/94*           12/00
ML Global Bond Fund++--
Class C Shares*                  $10,000           $11,824

ML Global Bond Fund++--
Class D Shares*                  $ 9,600           $11,779

JP Morgan Global
Government Bond Index++++        $10,000           $13,980

   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Global Bond Fund invests in a global portfolio of debt instruments denominated in various currencies and multinational currency units.
++++This unmanaged Index is comprised of government bonds in the 13 largest bond markets, including the United States.

Past performance is not predictive of future performance.


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 2000


PERFORMANCE DATA (concluded)

Recent Performance Results*
                                                                                                   Ten-Year/
                                                                     6-Month         12-Month   Since Inception   Standardized
As of December 31, 2000                                            Total Return    Total Return   Total Return    30-Day Yield
ML Global Bond Fund Class A Shares                                    +1.41%          +0.52%        +69.76%            3.49%
ML Global Bond Fund Class B Shares                                    +1.01           -0.38         +57.18             2.87
ML Global Bond Fund Class C Shares                                    +0.98           -0.32         +18.25             2.81
ML Global Bond Fund Class D Shares                                    +1.28           +0.27         +22.68             3.26

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
225 Franklin Street
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Arthur Zeikel, Trustee and Joseph T. Monagle, Jr., Senior Vice President of Merrill Lynch Global Bond Fund for Investment and Retirement, have recently retired. The Fund's Board of Trustees wishes Messrs. Zeikel and Monagle well in their retirements.



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 2000

SCHEDULE OF INVESTMENTS
                     Face                                               Interest      Maturity                    Percent of
                    Amount               Long-Term Obligations            Rate          Date           Value      Net Assets

Australia
Sovereign       A$    1,325,000    Australian Government Bond             5.75  %     6/15/2011     $    752,796       1.0%
Government
Obligations

                                   Total Investments in Australia (Cost--$780,343)                       752,796       1.0


Austria

Sovereign       YEN  43,000,000    Republic of Austria                    4.75       12/20/2004          436,561       0.5
Government
Obligations

                                   Total Investments in Austria (Cost--$474,587)                         436,561       0.5


Canada

Sovereign       C$      910,000    Government of Canada                   8.00        6/01/2023          783,351       1.0
Government
Obligations

Supranational         2,275,000    Inter-American Development Bank        7.25       11/03/2003        1,574,133       2.0

                                   Total Investments in Canada (Cost--$2,376,773)                      2,357,484       3.0


Denmark

Sovereign       Dkr   7,500,000    Kingdom of Denmark                     7.00       12/15/2004        1,013,178       1.3
Government            1,250,000    Kingdom of Denmark                     6.00       11/15/2009          166,716       0.2
Obligations

                                   Total Investments in Denmark (Cost--$1,048,917)                     1,179,894       1.5


Finland

Sovereign       E     3,195,570    Finnish Government Bond                7.25        4/18/2006        3,344,632       4.3
Government
Obligations

                                   Total Investments in Finland (Cost--$3,960,538)                     3,344,632       4.3

France

Telecom-        E     3,170,939    France Telecom                         5.75        4/25/2007        2,927,782       3.7
munications

                                   Total Investments in France (Cost--$3,718,545)                      2,927,782       3.7


Germany

Sovereign       E     1,260,000    Bundesobligation                       3.75        8/26/2003        1,164,228       1.5
Government            3,635,000    Bundesrepublik Deutschland             5.25        1/04/2011        3,519,725       4.5
Obligations           1,010,000    Bundesrepublik Deutschland             4.75        7/04/2028          866,643       1.1
                      1,014,000    Bundesrepublik Deutschland             6.25        1/04/2030        1,076,360       1.4


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 2000

SCHEDULE OF INVESTMENTS (continued)
                     Face                                               Interest      Maturity                    Percent of
                    Amount               Long-Term Obligations            Rate          Date           Value      Net Assets

Germany (concluded)
Mortgage        E     1,400,000    Depfa Pfandbriefbank                   5.00 %      2/03/2005     $  1,318,687       1.6%
Banks

                                   Total Investments in Germany (Cost--$7,287,248)                     7,945,643      10.1

Italy

Sovereign       E     4,530,640    Buoni Poliennali Del Tesoro           10.00        8/01/2003        4,797,362       6.1
Government
Obligations

                                   Total Investments in Italy (Cost--$6,070,277)                       4,797,362       6.1


Japan

Sovereign      YEN  376,000,000    Japan Government Bond                  2.30        9/20/2002        3,391,928       4.3
Government          705,000,000    Japan Government Bond, #178            4.40        3/21/2005        7,080,250       9.0
Obligations         190,000,000    Japan Government Bond, #225            1.90       12/20/2010        1,687,706       2.2

Supra-         YEN  230,000,000    Asian Development Bank                 3.125       6/29/2005        2,217,907       2.8
national            220,000,000    International Bank of Reconstruction and
                                   Development                            4.50        3/20/2003        2,090,366       2.7


                                   Total Investments in Japan (Cost--$17,414,022)                     16,468,157      21.0


Luxembourg

Supra-         YEN  120,000,000    European Investment Bank               0.875      11/08/2004        1,055,457       1.3
national

                                   Total Investments in Luxembourg (Cost--$1,139,629)                  1,055,457       1.3


Netherlands

Sovereign       E     3,295,000    Netherlands Government Bond            6.50        4/15/2003        3,216,909       4.1
Government
Obligations

                                   Total Investments in the Netherlands (Cost--$3,488,588)             3,216,909       4.1


Spain

Sovereign       E     2,400,000    Bonos y Obligation Del Estado          5.25        1/31/2003        2,279,573       2.9
Government            1,500,000    Spanish Government Bond                5.15        7/30/2009        1,411,285       1.8
Obligations

                                   Total Investments in Spain (Cost--$4,442,760)                       3,690,858       4.7


Sweden

Sovereign        SEK  8,800,000    Swedish Government Bond                3.50        4/20/2006          887,729       1.1
Government
Obligations

                                   Total Investments in Sweden (Cost--$812,593)                          887,729       1.1


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 2000


SCHEDULE OF INVESTMENTS
                     Face                                               Interest      Maturity                    Percent of
                    Amount               Long-Term Obligations            Rate          Date           Value      Net Assets
United Kingdom

Sovereign      Pound  1,120,000    United Kingdom Gilt                    8.00  %    12/07/2015     $  2,262,375       2.9%
Government     Sterling
Obligations

Supranational  Pound  1,500,000    European Investment Bank               7.625      12/07/2006        2,457,320       3.1
               Sterling

                                   Total Investments in the United Kingdom (Cost--$4,515,781)          4,719,695       6.0


United States

Computers &    YEN  141,000,000    IBM Corporation                        0.90        4/14/2003        1,235,372       1.6

Technology

Financial          DM 7,100,000    Ford Motor Credit Company              5.25        6/16/2008        3,233,773       4.1
Services           US$3,500,000    Ford Motor Credit Company              7.375      10/28/2009        3,491,180       4.5

US Government         2,975,000    Fannie Mae                             7.00        7/15/2005        3,122,352       4.0
& Agency              2,111,000    Fannie Mae                             7.125       6/15/2010        2,281,864       2.9
Obligations           8,148,000    Fannie Mae                             7.25        5/15/2030        9,273,402      11.8
                        750,000    US Treasury Bonds                      6.25        5/15/2030          836,715       1.1


                                   Total Investments in the United States (Cost--$23,297,026)         23,474,658      30.0

                                   Total Investments in Long-Term Obligations (Cost--$80,827,627)     77,255,617      98.4


                                         Short-Term Obligations
United States

Commercial        US$   460,000    General Motors Acceptance Corp.        6.75        1/02/2001          460,000       0.6
Paper*

                                   Total Investments in Short-Term Obligations (Cost--$460,000)          460,000       0.6

Total Investments (Cost--$81,287,627)                                                                 77,715,617      99.0

Unrealized Appreciation on Forward Foreign Exchange Contracts--Net**                                      21,912       0.0

Other Assets Less Liabilities                                                                            793,250       1.0
                                                                                                    ------------    ------
Net Assets                                                                                          $ 78,530,779     100.0%
                                                                                                    ============    ======



 *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
**Forward foreign exchange contracts as of December 31, 2000 were as follows:

                         Unrealized
Expiration              Appreciation
Foreign Currency Sold       Date                 (Depreciation)

C$     2,575,742          January 2001          $    (43,360)
E     21,761,730          January 2001              (126,736)
Pound  1,579,639          January 2001              (117,354)
Sterling
YEN   63,551,182          January 2001                 7,984

Total (US$ Commitment--$6,060,059)                  (279,466)
                                                 -----------

Expiration
Foreign Currency          Unrealized
Purchased                    Date                 Appreciation

C$    2,591,637           January 2001                 37,596
c    27,801,461           January 2001                156,557
Pound 1,656,940           January 2001                107,225
Sterling

Total (US$ Commitment--$6,073,959)                    301,378
                                                 ------------

Total Unrealized Appreciation on Forward
Foreign Exchange Contracts--Net                  $     21,912
                                                 ============


See Notes to Financial Statements.

Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 2000



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of December 31, 2000
Assets:             Investments, at value (identified cost--$81,287,627)                                  $   77,715,617
                    Unrealized appreciation on forward foreign exchange contracts--net                            21,912
                    Foreign cash                                                                                 286,347
                    Receivables:
                      Interest                                                            $   1,502,880
                      Securities sold                                                         1,195,201
                      Forward foreign exchange contracts                                        136,303
                      Beneficial interest sold                                                   43,285        2,877,669
                                                                                          -------------
                    Prepaid registration fees and other assets                                                    90,634
                                                                                                           -------------
                    Total assets                                                                              80,992,179
                                                                                                           -------------

Liabilities:        Payables:
                      Custodian bank                                                          1,195,491
                      Beneficial interest redeemed                                              571,736
                      Forward foreign exchange contracts                                        268,271
                      Dividends to shareholders                                                 190,192
                      Investment adviser                                                         37,323
                      Distributor                                                                31,657        2,294,670
                                                                                          -------------
                    Accrued expenses and other liabilities                                                       166,730
                                                                                                           -------------
                    Total liabilities                                                                          2,461,400
                                                                                                           -------------

Net Assets:         Net assets                                                                             $  78,530,779
                                                                                                           =============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited number
Consist of:         of shares authorized                                                                   $     141,705
                    Class B Shares of beneficial interest, $.10 par value, unlimited number
                    of shares authorized                                                                         472,678
                    Class C Shares of beneficial interest, $.10 par value, unlimited number
                    of shares authorized                                                                           5,013
                    Class D Shares of beneficial interest, $.10 par value, unlimited number
                    of shares authorized                                                                         346,800
                    Paid-in capital in excess of par                                                         124,763,951
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                                              (43,709,207)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                        (3,490,161)
                                                                                                           -------------
                    Net assets                                                                             $  78,530,779
                                                                                                           =============

Net Asset Value:    Class A--Based on net assets of $11,516,488 and 1,417,047 shares
                              of beneficial interest outstanding                                           $        8.13
                                                                                                           =============
                    Class B--Based on net assets of $38,426,186 and 4,726,781 shares
                              of beneficial interest outstanding                                           $        8.13
                                                                                                           =============
                    Class C--Based on net assets of $407,391 and 50,134 shares
                              of beneficial interest outstanding                                           $        8.13
                                                                                                           =============
                    Class D--Based on net assets of $28,180,714 and 3,468,000 shares
                              of beneficial interest outstanding                                           $        8.13
                                                                                                           =============

                    See Notes to Financial Statements.



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 2000

FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended December 31, 2000
Investment          Interest and discount earned (net of $13,295 foreign
Income:             withholding tax)                                                                       $   5,188,785
                                                                                                           -------------
Expenses:           Investment advisory fees                                              $     557,318
                    Account maintenance and distribution fees--Class B                          360,896
                    Transfer agent fees--Class B                                                 97,666
                    Professional fees                                                            79,001
                    Account maintenance fees--Class D                                            75,021
                    Accounting services                                                          59,832
                    Transfer agent fees--Class D                                                 49,970
                    Printing and shareholder reports                                             41,614
                    Custodian fees                                                               40,154
                    Trustees' fees and expenses                                                  37,361
                    Transfer agent fees--Class A                                                 23,804
                    Registration fees                                                            20,843
                    Account maintenance and distribution fees--Class C                            4,643
                    Transfer agent fees--Class C                                                  1,222
                    Pricing services                                                                134
                    Other                                                                         7,307
                                                                                          -------------
                    Total expenses                                                                             1,456,786
                                                                                                           -------------
                    Investment income--net                                                                     3,731,999
                                                                                                           -------------

Realized &          Realized loss on:
Unrealized Gain       Investments--net                                                        (833,099)
(Loss) on             Foreign currency transactions--net                                    (6,930,553)      (7,763,652)
Investments &                                                                             -------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                        2,291,423
                      Foreign currency transactions--net                                        691,716        2,983,139
                                                                                          -------------    -------------
                    Net Decrease in Net Assets Resulting from Operations                                   $ (1,048,514)
                                                                                                           =============

                    See Notes to Financial Statements.

Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 2000

FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                   December 31,
Increase (Decrease) in Net Assets:                                                             2000             1999
Operations:         Investment income--net                                                $   3,731,999   $    6,633,138
                    Realized loss on investments and foreign currency
                    transactions--net                                                       (7,763,652)      (5,178,260)
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                        2,983,139     (14,950,384)
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from operations                    (1,048,514)     (13,495,506)
                                                                                          -------------    -------------

Dividends to        Investment income--net:
Shareholders:         Class A                                                                        --        (812,197)
                      Class B                                                                        --      (2,645,207)
                      Class C                                                                        --         (38,789)
                      Class D                                                                        --      (1,459,445)
                    Return of capital--net:
                      Class A                                                                 (639,366)        (274,931)
                      Class B                                                               (1,792,439)        (895,412)
                      Class C                                                                  (21,251)         (13,130)
                      Class D                                                               (1,278,943)        (494,027)
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (3,731,999)      (6,633,138)
                                                                                          -------------    -------------

Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                           (31,966,031)     (52,074,917)
Transactions:                                                                             -------------    -------------

Net Assets:         Total decrease in net assets                                           (36,746,544)     (72,203,561)
                    Beginning of year                                                       115,277,323      187,480,884
                                                                                          -------------    -------------
                    End of year                                                           $  78,530,779    $ 115,277,323
                                                                                          =============    =============

                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 2000

FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                      Class A
The following per share data and ratios have been derived
from information provided in the financial statements.                     For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                        2000         1999         1998        1997       1996
Per Share           Net asset value, beginning of year       $     8.46  $     9.66  $     9.12  $     9.56   $     9.54
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .36         .45         .52         .54          .56
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                             (.33)      (1.20)         .54       (.44)          .02
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations                .03       (.75)        1.06         .10          .58
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --       (.34)       (.52)       (.14)        (.56)
                      Return of capital--net                      (.36)       (.11)          --       (.40)           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (.36)       (.45)       (.52)       (.54)        (.56)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $     8.13  $     8.46  $     9.66  $     9.12   $     9.56
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share             .52%     (7.92%)      11.99%       1.19%        6.42%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.07%       1.06%        .92%        .96%         .87%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        4.50%       5.02%       5.57%       5.83%        6.02%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in thousands)   $   11,517  $   16,776  $   26,289  $   27,522   $   72,876
Data:                                                        ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                          221.49%     138.81%     129.20%     699.63%     1234.05%
                                                             ==========  ==========  ==========  ==========   ==========

                                                                                       Class B
The following per share data and ratios have been derived
from information provided in the financial statements.                     For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                        2000         1999         1998        1997        1996
Per Share           Net asset value, beginning of year       $     8.47  $     9.66  $     9.12  $     9.56   $     9.54
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .29         .38         .45         .47          .49
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                             (.34)      (1.19)         .54       (.44)          .02
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations              (.05)       (.81)         .99         .03          .51
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --       (.28)       (.45)       (.13)        (.49)
                      Return of capital--net                      (.29)       (.10)          --       (.34)           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (.29)       (.38)       (.45)       (.47)        (.49)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $     8.13  $     8.47  $     9.66  $     9.12   $     9.56
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           (.38%)     (8.53%)      11.13%        .41%        5.60%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.86%       1.84%       1.71%       1.73%        1.65%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        3.71%       4.24%       4.80%       5.07%        5.25%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in thousands)   $   38,426  $   62,822  $  110,620  $  160,571   $  347,529
Data:                                                        ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                          221.49%     138.81%     129.20%     699.63%     1234.05%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Total investment returns exclude the effects of sales charges.

                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 2000


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                      Class C
The following per share data and ratios have been derived
from information provided in the financial statements.                    For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2000        1999       1998         1997        1996
Per Share           Net asset value, beginning of year       $     8.46  $     9.66  $     9.12  $     9.56   $     9.54
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .29         .37         .45         .46          .48
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                             (.33)      (1.20)         .54       (.44)          .02
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations              (.04)       (.83)         .99         .02          .50
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --       (.28)       (.45)       (.12)        (.48)
                      Return of capital--net                      (.29)       (.09)          --       (.34)           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (.29)       (.37)       (.45)       (.46)        (.48)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $     8.13  $     8.46  $     9.66  $     9.12   $     9.56
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           (.32%)     (8.69%)      11.07%        .33%        5.51%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.91%       1.89%       1.75%       1.82%        1.73%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        3.65%       4.19%       4.74%       4.94%        5.16%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in thousands)   $      407  $      785  $    1,848  $    2,284   $    9,351
Data:                                                        ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                          221.49%     138.81%     129.20%     699.63%     1234.05%
                                                             ==========  ==========  ==========  ==========   ==========

                                                                                       Class D
The following per share data and ratios have been derived
from information provided in the financial statements.                     For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2000        1999        1998        1997        1996
Per Share           Net asset value, beginning of year       $     8.46  $     9.66  $     9.11  $     9.55   $     9.54
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .32         .43         .50         .51          .54
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                             (.33)      (1.20)         .55       (.44)          .01
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations              (.01)       (.77)        1.05         .07          .55
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --       (.32)       (.50)       (.13)        (.54)
                      Return of capital--net                      (.32)       (.11)          --       (.38)           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (.32)       (.43)       (.50)       (.51)        (.54)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $     8.13  $     8.46  $     9.66  $     9.11   $     9.55
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share             .27%     (8.15%)      11.84%        .94%        6.05%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.32%       1.31%       1.17%       1.19%        1.08%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        4.25%       4.77%       5.32%       5.66%        5.74%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in thousands)   $   28,181  $   34,894  $   48,724  $   49,813   $   45,685
Data:                                                        ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                          221.49%     138.81%     129.20%     699.63%     1234.05%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Total investment returns exclude the effects of sales charges.

                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Bond Fund for Investment and Retirement (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees of the primary market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by or under the direction of the Board of Trustees. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transac-tions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 2000


NOTES TO FINANCIAL STATEMENTS (continued)


When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $932,117 decrease to cost of securities and a corresponding $932,117 increase in net unrealized appreciation/depreciation, based on securities held as of December 31, 2000.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the net investment income dividends paid by the Fund during the year ended December 31, 1999, and all of the net investment income dividends paid by the Fund during the year ended December 31, 2000 are characterized as a return of capital.

(h) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from a failed trade.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $3,731,999 have been reclassified between paid-in capital in excess of par and accumulated net realized capital. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                         Account
                                       Maintenance    Distribution
                                           Fee             Fee

Class B                                      .25%           .50%
Class C                                      .25%           .55%
Class D                                      .25%           --


Pursuant to a subagreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.




Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 2000


For the year ended December 31, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       FAMD         MLPF&S

Class A                                $ 4          $ 54
Class D                                $25          $325

For the year ended December 31, 2000, MLPF&S received contingent deferred sales charges of $27,255 and $147 relating to transactions in Class B and Class C Shares, respectively.

For the year ended December 31, 2000, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $303 for providing security price quotations to complete the Fund's net asset value.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by MLIM.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $187,636,967 and $214,195,331, respectively.

Net realized gains (losses) for the year ended December 31, 2000 and net unrealized gains (losses) as of December 31, 2000 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)
Investments:
   Long-term                     $  (832,902)  $ (3,572,010)
   Short-term                           (197)             --
                                  -----------   ------------
Total investments                   (833,099)    (3,572,010)
                                  -----------   ------------
Currency transactions:
   Options written                      7,575             --
   Options purchased                (211,153)             --
   Foreign currency
   transactions                   (7,454,563)         59,937
   Forward foreign exchange
   contracts                          727,588         21,912
                                  -----------   ------------
Total currency transactions       (6,930,553)         81,849
                                  -----------   ------------
Total                            $(7,763,652)  $ (3,490,161)
                                  ===========   ============


As of December 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $3,572,865 of which $2,178,274 related to appreciated securities and $5,751,139 related to depreciated securities. The aggregate cost of investments at December 31, 2000 for Federal income tax purposes was $81,288,482.

Transactions in options written for the year ended December 31, 2000, were as follows:

                                  Nominal Value
                                   Covered by
                                     Written       Premiums
Call Options Written                 Options       Received

Outstanding call options
written, beginning of year                 --             --
Options written                     5,827,260   $     21,934
Options expired                   (5,827,260)       (21,934)
                                  -----------   ------------
Outstanding call options
written, end of year                       --   $         --
                                  ===========   ============



4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $31,966,031 and $52,074,917 for the years ended
December 31, 2000 and December 31, 1999, respectively.

Transactions in shares of capital for each class were as follows:


Class A Shares for the Year                         Dollar
Ended December 31, 2000               Shares        Amount

Shares sold                           237,764   $  1,920,665
Shares issued to share-
holders in reinvestment of
dividends                              37,086        298,570
                                  -----------   ------------
Total issued                          274,850      2,219,235
Shares redeemed                     (839,961)    (6,731,278)
                                  -----------   ------------
Net decrease                        (565,111)  $ (4,512,043)
                                  ===========   ============


Class A Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                           342,620   $  3,103,935
Shares issued to share-
holders in reinvestment of
dividends                              60,335        541,594
                                  -----------   ------------
Total issued                          402,955      3,645,529
Shares redeemed                   (1,142,477)   (10,228,013)
                                  -----------   ------------
Net decrease                        (739,522)  $ (6,582,484)
                                  ===========   ============



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


Class B Shares for the Year                         Dollar
Ended December 31, 2000              Shares         Amount

Shares sold                           141,392   $  1,148,917
Shares issued to shareholders
in reinvestment of dividends          117,716        949,916
                                  -----------   ------------
Total issued                          259,108      2,098,833
Automatic conversion
of shares                           (477,463)    (3,829,786)
Shares redeemed                   (2,475,184)   (20,037,127)
                                  -----------   ------------
Net decrease                      (2,693,539)  $(21,768,080)
                                  ===========   ============


Class B Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                           222,665   $  2,037,879
Shares issued to shareholders
in reinvestment of dividends          226,620      2,037,643
                                  -----------   ------------
Total issued                          449,285      4,075,522
Automatic conversion
of shares                           (301,066)    (2,690,620)
Shares redeemed                   (4,176,877)   (37,697,677)
                                  -----------   ------------
Net decrease                      (4,028,658)  $(36,312,775)
                                  ===========   ============



Class C Shares for the Year                         Dollar
Ended December 31, 2000               Shares        Amount

Shares sold                            19,190   $    154,871
Shares issued to shareholders
in reinvestment of dividends            2,128         17,146
                                  -----------   ------------
Total issued                           21,318        172,017
Shares redeemed                      (64,002)      (518,629)
                                  -----------   ------------
Net decrease                         (42,684)  $   (346,612)
                                  ===========   ============


Class C Shares for the Year                        Dollar
Ended December 31, 1999              Shares        Amount

Shares sold                            10,394   $     93,209
Shares issued to shareholders
in reinvestment of dividends            4,789         43,148
                                  -----------   ------------
Total issued                           15,183        136,357
Shares redeemed                     (113,668)    (1,023,182)
                                  -----------   ------------
Net decrease                         (98,485)  $   (886,825)
                                  ===========   ============



Class D Shares for the Year                         Dollar
Ended December 31, 2000               Shares        Amount

Shares sold                            23,375   $    190,124
Automatic conversion
of shares                             477,719      3,829,786
Shares issued to shareholders
in reinvestment of dividends          102,399        824,380
                                  -----------   ------------
Total issued                          603,493      4,844,290
Shares redeemed                   (1,258,779)   (10,183,586)
                                  -----------   ------------
Net decrease                        (655,286)  $ (5,339,296)
                                  ===========   ============


Class D Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                            39,011   $    352,215
Automatic conversion
of shares                             301,217      2,690,620
Shares issued to shareholders
in reinvestment of dividends          143,701      1,287,452
                                  -----------   ------------
Total issued                          483,929      4,330,287
Shares redeemed                   (1,405,704)   (12,623,120)
                                  -----------   ------------
Net decrease                        (921,775)  $ (8,292,833)
                                  ===========   ============


5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

6. Commitments:
At December 31, 2000, the Fund had entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to sell foreign currency with an approximate value of $283,000.

7. Capital Loss Carryforward:
At December 31, 2000, the Fund had a net capital loss carryforward of approximately $40,279,000, of which $23,791,000 expires in 2002, $10,514,000 expires in 2005, $3,475,000 expires in 2007 and
$2,499,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 2000

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Global Bond Fund for
Investment and Retirement:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Bond Fund for Investment and Retirement as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Bond Fund for Investment and Retirement as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2001
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)

Of the monthly distributions paid by Merrill Lynch Global Bond Fund for Investment and Retirement during its taxable year ended December 31, 2000, 100% is characterized as return of capital distributions. The tax reporting treatment of a return of capital distribution is different from that of a taxable distribution. Rather than being included in your current taxable income, a return of capital is non-taxable and will reduce the cost basis of your shares in the Fund.

Please retain this information for your records.